SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 23, 2003 (Date of earliest event reported)
Center Bancorp, Inc. (Exact name of registrant as specified in its charter)
NJ (State or other jurisdiction of incorporation)	2-81353 (Commission File Number)	52-1273725 (IRS Employer Indentification Number)
	2455 Morris Ave (Address of principal executive offices)	07090 (Zip Code)
Registrant's telephone number, including area code: 908-688-9500

Item 7. Financial Statements and Exhibits
(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on form 8-K:

99.1       Press Release of Center Bancorp, Inc. dated October 23, 2003.

Item 12. Results of Operations and Financial Condition

On October 23, 2003, Center Bancorp, Inc. (the "Company") issued a press release regarding results for the three months ended September 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company inasmuch as they disclose historical information regarding the Company's results of operations for the three months ended September 30, 2003 and the Company's financial condition as of September 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

Date:	October 23, 2003	/s/_ Anthony C. Weagley______________ Anthony C. Weagley Vice President and Treasurer